SECOND AMENDMENT TO
                FIRST AMENDED AND CREDIT AGREEMENT



          This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") is entered into as of November 19, 1996 by and among DAMES & MOORE, INC., a Delaware corporation (the "Company"), O'BRIEN-KREITZBERG, INC., as a Guarantied Subsidiary, the several financial institutions party to the Agreement hereinafter referred to (collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for such Banks ("Agent") and amends the First Amended and Restated Credit Agreement dated as of May 24, 1996 among the Company, the Banks and the Agent, as amended by a First Amendment to First Amended and Restated Credit Agreement dated as of September 17, 1996 (as so amended, the "Agreement").


                             RECITAL

          The Borrowers, the Banks, the Issuing Bank and the Agent desire to increase the aggregate Revolving Commitments to $60,000,000 and to amend other terms and conditions in the Agreement, all on the terms and conditions set forth in this Second Amendment.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Definitions. All terms used herein shall have the same meaning as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2. Amendatory Provisions. The parties hereby agree that the Agreement is amended as follows:

          2.1 Section 2.1(a) of the Agreement is amended and restated in its entirety as follows:

               "(a) Subject to the terms and conditions hereof, each Bank severally agrees to make revolving credit loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrowers pursuant to this Section 2 on a revolving basis from time to time from the Closing Date to the Termination Date, during which period the Borrowers may borrow, prepay and reborrow in accordance with the provisions hereof, provided, that:

                      "(i)  the aggregate outstanding principal Equivalent
               Amount of the Revolving Loans and L/C Obligations of each Bank shall not exceed such Bank's Revolving Commitment at any time;

                     "(ii)  the aggregate outstanding principal Equivalent
               Amount of all Revolving Loans and L/C Obligations of all Banks shall not exceed the combined Revolving Commitments at any time;

                    "(iii)  the aggregate outstanding principal Equivalent
               Amount of all Revolving Loans of all Banks shall not exceed
               (A) $50,000,000 at any time or (B) $15,000,000 for at least 30 consecutive days in any fiscal year; and

                    "(iv)  the aggregate outstanding principal Equivalent
               Amount of all Revolving Loans made by all Banks to any Guarantied Subsidiary and L/C Obligations owing by any Guarantied Subsidiary to all Banks at any time shall not exceed the Designated Sublimit for such Subsidiary Borrower.

          "The Revolving Loans may be maintained, at the election of the Borrowers made from time to time as permitted herein, as Base Rate Loans, CD Rate Loans or Offshore Rate Loans or any combination thereof."

          2.2 Section 6.1(a) of the Agreement is amended and restated in its entirety as follows:

               "(a) Use the proceeds of the Loans for general working capital, general corporate purposes, to repurchase shares of the Company owned by Hochtief AG and only those acquisitions which have been approved by the board of directors or, in the case of a stock purchase the owners of the acquiree; and"

          2.3 Section 6.3 of the Agreement is amended by deleting "and" at the end of subsection (d), deleting the period at the end of subsection
(e) and inserting "; and" in lieu thereof and inserting a new subsection
(f) as follows:

               "(f) the closing of the Company's repurchase of 3.7 million of its shares owned by Hochtief AG, which notice shall include a Compliance Certificate to the Agent demonstrating compliance with the covenant levels required to be met as of December 27, 1996 under Sections 7.11, 7.12, 7.13, 7.14 and 7.15, on a pro forma basis as of September 27, 1996, after giving effect to such repurchase."

          2.4 Section 7.11 of the Agreement is amended and restated in its entirety as follows:

               "7.11 Leverage Ratio. As to the Company as of the last day of any fiscal quarter, permit the Leverage Ratio to be greater than the ratio set forth in the table below (subject to the proviso immediately following such table) opposite such fiscal quarter or the period during which such fiscal quarter ends:

                                              Maximum Permitted
               Fiscal Quarter Ending            Leverage Ratio

               December 27, 1996                  0.58 to 1
               March 28, 1997                     0.55 to 1
               June 27, 1997                      0.55 to 1
               September 26, 1997                 0.53 to 1
               December 26, 1997                  0.53 to 1
               March 27, 1998
               and thereafter                     0.45 to 1

     "provided, however, the maximum permitted Leverage Ratio set forth above shall be reduced by .01 for each $5,000,000 in additional equity issued from time to time after September 27, 1996, any such reduction to be effective as of the end of the fiscal quarter in which such equity is issued; provided, however, the maximum permitted Leverage Ratio shall not be reduced to less than 0.45 to 1 at any time."

          2.5 Sections 7.13, 7.14 and 7.15 of the Agreement are amended and restated in their entirety as follows:

               "7.13 Asset Coverage Ratio. As to the Company as of the last day of any fiscal quarter, permit its Consolidated Net Funded Debt to exceed the percentage of Net Eligible Receivables set forth below opposite such fiscal quarter or the period during which such fiscal quarter ends:

                                                         Maximum
               Fiscal Quarter Ending                   Percentage

               December 27, 1996                           90%
               March 28, 1997                              85%
               June 27, 1997                               85%
               September 26, 1997
               and thereafter                              80%

               "7.14     Net Worth.  As to the Company, permit its Net Worth
          as of the end of any fiscal quarter, commencing with the fiscal quarter ending December 27, 1996, to be less than the sum of (a) $120,000,000 plus (b) 50% of cumulative Net Income for each fiscal quarter, commencing with the fiscal quarter ending December 27, 1996, in which the Company and its Subsidiaries has positive
          consolidated Net Income plus   75% of the aggregate net cash
          proceeds received by the Company subsequent to November 1, 1996 from the issuance and sale of capital stock of the Company.

               "7.15     Consolidated Net Funded Debt to Consolidated EBITDA
          Ratio. As to the Company, permit, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Net Funded Debt to (b) Consolidated EBITDA for the period of four fiscal quarters ending on the last day of such fiscal quarter to exceed (I) 3.00 to
          1.00 through and including the fiscal quarter ending March 28, 1997, (ii) 2.75 to 1.00 through and including the fiscal quarter ending June 27, 1997, and (iii) 2.50 to 1.00 thereafter."

          2.6 Schedule 2.1 to the Agreement is amended and restated in its entirety as set forth on Schedule 2.1 hereto.

          3. Representations and Warranties. The Borrowers hereby jointly and severally represent and warrant to the Agent, the Issuing Bank and the
Banks:

          3.1 Authority. Each Borrower has all necessary corporate power and has taken all action necessary to make this Second Amendment, the Agreement, and all other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations they purport to be.

          3.2 No Legal Obstacle to Agreement. Neither the execution of this Second Amendment, the making by the Borrowers of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which any Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any Borrower other than in favor of the Agent, the Issuing Bank and the Banks. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Borrowers under the Agreement.

          3.3 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

          3.4 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

          4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Borrowers with their respective agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of each Borrower, certified by the Secretary or an Assistant Secretary of such Borrower as being in full force and effect on the effective date of this Second Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

          4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of each Borrower and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of such Borrower.

          4.3 Underwriting Fee. An underwriting fee of $25,000 payable on the date hereof to the Agent for the benefit of the Banks in accordance with their respective Pro Rata Shares after giving effect to this Second Amendment.

          4.4 Work Fee. A work fee described in the letter dated November 14, 1996 payable on the date hereof to the Agent for the sole benefit of BofA.

          4.5 Other Evidence. Such other evidence with respect to any Borrower or any other person as Agent or the Majority Banks may reasonably request to establish the consummation of the transactions contemplated hereby, including the repurchase of 3.7 million of the Company's shares from Hochtief AG, the taking of all corporate proceedings in connection with this Second Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   Miscellaneous.

          5.1 Effectiveness of the Agreement. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 Waivers. This Second Amendment is specific in time and in intent and does not constitute, nor should be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrowers, the Agent, the Issuing Bank and the Banks shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdiction. This Second Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to the executed by their duly authorized representatives as of the day and year first written above.


                                  DAMES & MOORE, INC.


                                  By:     Mark A. Snell
                                          ____________________________
                                  Title:  CFO and EVP


                                  O'BRIEN-KREITZBERG, INC., as
                                  a Guarantied Subsidiary


                                  By:     Steve Beinfest
                                          ___________________________
                                  Title:  Executive VP and CFO


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                     as Agent


                                  By:     Robert Troutman
                                          ___________________________
                                  Title:  Managing Director


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Bank and Issuing Bank


                                  By:     Robert Troutman
                                          ___________________________
                                  Title:  Managing Director


                                  SANWA BANK CALIFORNIA


                                  By:     Mary E. King
                                          ___________________________
                                  Title:  Vice President



                         SCHEDULE 2.1



                      REVOLVING COMMITMENTS
                       AND PRO RATA SHARES



                                                                Pro
                                  Revolving                     Rata
    Bank                          Commitment                    Share

Bank of America
National Trust and
Savings Association               $36,000,000                    60%


Sanwa Bank California              24,000,000                    40%


Total                             $60,000,000                   100%


                    CERTIFICATE OF INCUMBENCY
                            OF THE
                          OFFICERS OF
                      DAMES & MOORE, INC.


I, Steven D. Beinfest, Assistant Secretary of O'Brien-Kreitzberg, Inc., a California corporation, do hereby certify that the following named individuals are the duly elected qualified and acting officers of O'Brien-Kreitzberg Inc., and hold the offices of Dames & Moore, Inc. set forth opposite their names. I further certify that the signatures written opposite the names and titles of such officers are their correct signatures and that such officers, or any one of them, are authorized to execute and deliver the Second Amended to the First Amended and Restated Credit Agreement dated as of November 19, 1996, and all amendments thereto, between O'Brien-Kreitzberg Inc. and Bank of America National Trust and Savings Association as Agent.

     NAME              TITLE                     SIGNATURE

Fred C. Kreitzberg President &                 Fred C. Kreitzberg
                   Chief Executive Officer     __________________________

Steven D. Beinfest Executive Vice President    Steven D. Beinfest
                   & Chief Financial Officer   __________________________



In Witness Whereof

Name of Corporation: O'Brien-Kreitzberg Inc.


       By: Steven D. Beinfest
           _________________________________
     Name: Steven D. Beinfest, Assistant Secretary

     Date: November 19, 1996



                           BANK OF AMERICA AS AGENT

    Second Amendment to First Amended and Restated Credit Agreement

This will certify that the attached Resolution of the Board of Directors of Dames & Moore, Inc. Is a true and exact copy of the Resolution of the Board of Directors that authorizes the Second Amendment to the First Amended and Restated Credit Agreement dated as of November 19, 1996.

This will also certify that the Board of Directors has granted the authority to the President and/or Executive Vice President to execute and deliver the amendments to the Agreement and related documents as required by the Banks. I further certify that said resolutions are still in full force and effect and have not been amended or revoked.

In Witness Whereof

Name of Corporation:                        Dames & Moore, Inc.

              By:  Stephanie H. Paxton
                   ________________________________
              Name:  Stephanie H. Paxton, Assistant Secretary

              Dated: November 19, 1996


                       CERTIFICATE OF INCUMBENCY
                          OF THE OFFICERS OF
                          DAMES & MOORE, INC.

I, Stephanie H. Paxton, Assistant Secretary of Dames & Moore, Inc., a Delaware corporation, do hereby certify that the following named individuals are the duly elected qualified and acting officers of Dames
& Moore, Inc., and hold the offices of Dames & Moore, Inc. set forth opposite their names. I further certify that the signatures written opposite the names and titles of such officers are their correct signatures and that such officers, or any one or more of them, are authorized to execute and deliver the Second Amended to the First Amended and Restated Credit Agreement dated as of November 19, 1996, and all amendments thereto, between Dames & Moore, Inc. and Bank of America National Trust and Savings Association as Agent.

     NAME              TITLE                     SIGNATURE

Arthur C. Darrow   President &                 Arthur C. Darrow
                   Chief Executive Officer     ____________________________

Mark A. Snell      Executive Vice President    Mark A. Snell
                   & Chief Financial Officer   ____________________________


In Witness Whereof

Name of Corporation: Dames & Moore, Inc.


       By: Stephanie H. Paxton
           ______________________________
     Name: Stephanie H. Paxton, Assistant Secretary

     Date: November 19, 1996

                            RESOLUTIONS OF

                       THE BOARD OF DIRECTORS OF

                          DAMES & MOORE, INC.


     WHEREAS, there has been presented to this Board of Directors that certain Stock Purchase Agreement, dated as of November 5, 1996 (the "Stock Purchase Agreement"), among Dames & Moore, Inc. (the "Company") Hochtief AG (the "Seller") and DM Investors, Inc. (formerly named Hochtief, Inc.), a Delaware corporation (the "Subsidiary"), providing for the sale of 1,000 shares of the Subsidiary's common stock, no par value (the "Shares"), which Shares constitute all of the issued and outstanding shares of capital stock of the Subsidiary;

     WHEREAS, the Subsidiary owns 3,700,000 shares of common stock, par value $0.01 per share, of the Company (the "D&M Shares");

     WHEREAS, prior to the Closing Date (as defined in the Stock
Purchase Agreement, the Subsidiary will cause all of its right, title and interest in any and all of its assets other than the D&M Shares, to be transferred to the Seller or another subsidiary the Seller;

     WHEREAS, upon the Closing Date, the Subsidiary will become a wholly-owned subsidiary of the Company;

     WHEREAS, the Board of Directors has reviewed a Certificate, dated November 11, 1996, of the Company's Controller and Chief Accounting Officer to the effect that the transaction contemplated by the Stock Purchase Agreement will not result in an impairment of the Company's capital within the meaning of the Delaware General Corporation Law; and

     WHEREAS, this Board of Directors has determined that the Company's purchase of the Shares from the Seller pursuant to the Stock Purchase Agreement is in the best interests of the Company and its shareholders.

     RESOLVED, that the Company be, and hereby is, authorized to purchase the Shares from the Seller pursuant to, and upon the terms and conditions set forth in, the Stock Purchase Agreement.

     RESOLVED FURTHER, that the Stock Purchase Agreement, as presented to this Board of Directors, and the execution thereof by the Executive Vice President -- Chief Financial Officer of the Company is hereby ratified, confirmed and approved.